Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED URSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of ES Bancshares, Inc. (the “Company”) on Form 10-QSB for the period ending March 31, 2007 as filed with the Office of the Comptroller of the Currency on the date hereof (the “Report”), I, Anthony P. Costa, Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 15, 2007	/s/ Anthony P. Costa
Anthony P. Costa
Chairman and Chief Executive Officer